UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 25, 2010

BREDA TELEPHONE CORP.
(Exact name of registrant as specified in its charter)

Iowa	0-26525	42-0895882
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

112 East Main, P.O. Box 190, Breda, Iowa	51436
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (712) 673-2311

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07               SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The annual meeting of the shareholders of Breda Telephone Corp. was held on May 25, 2010.  The only matters voted upon by the shareholders at the annual meeting were the election of two directors for Breda Telephone and the ratification of the appointment of Breda Telephone's independent auditor for the fiscal year ending December 31, 2010.

Breda Telephone has seven directors.  Each director is elected to a three year term and until his or her successor is elected, or until his or her death, resignation or removal.  The terms of office of the directors are staggered, so that three of the directors' terms expire in one year, two expire the next year, and two expire the following year.

The two directors whose terms expired at the annual meeting were Charles Thatcher and Neil Kanne.

Any number of shareholders present in person or represented by proxy or ballot constituted a quorum of the shareholders of Breda Telephone for purposes of the annual meeting.  The directors of Breda Telephone are elected by a plurality of the votes cast.  The shareholder action on the ratification of the selection of Breda's independent auditor would be approved if the votes cast favoring that action exceeded the votes cast opposing that action.

There were two nominees for the two director positions.  The nominees were Neil Kanne and David Grabner, and they were each elected as a director at the annual meeting, to serve until the annual meeting of the shareholders which will be held in 2013 and until their successors are elected.

The number of votes cast for, against or withheld, and the number of abstentions and broker non-votes with respect to the two nominees for election as a director at the annual meeting was as follows:

Name	For	Against Or Withheld	Abstentions	Broker Non-Votes

Neil Kanne	185	--	--	--
David Grabner	200	--	--	--

The directors whose term of office continued after the annual meeting of the shareholders were Daniel Nieland, Dean Schettler, Rick Anthofer, Dr. Daniel McDermott and Clifford Nuemeyer.

The only other proposal voted upon by the shareholders at the annual meeting was the ratification of the appointment of Keisling Associates LLP as Breda Telephone's independent auditor for the fiscal year ending December 31, 2010.  The proposal was approved by the necessary vote of the shareholders, and the number of votes cast for, against or withheld, and the number of abstentions and broker non-votes, regarding the proposal was as follows:

For	Against Or Withheld	Abstentions	Broker Non-Votes

193	6	40	--

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BREDA TELEPHONE CORP.

Date: July 7, 2010	By: /s/ Charles Deisbeck
Charles Deisbeck, Chief
Executive Officer

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